================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------
                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    --------


         Date of Report (Date of Earliest Event Reported): July 18, 2000

                          LEUCADIA NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        1-5721                                         13-2615557
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

  315 PARK AVENUE SOUTH, NEW YORK, N.Y.                           10010
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (212) 460-1900
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
================================================================================

NY2:\922733\02\JRZH02!.DOC\76830.0244

Item 5.  Other Events.
         ------------

         On July 18, 2000, Leucadia National Corporation terminated its previously announced merger agreement with Reliance Group Holdings, Inc. pursuant to its terms.

SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LEUCADIA NATIONAL CORPORATION



                                              By: /s/ Joseph A. Orlando
                                                  ---------------------
                                                  Joseph A. Orlando,
                                                  Vice President


Date: July 19, 2000


                                       3